August 2, 2012

Forward - Looking Statement Disclaimer 2 Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; and investing capital in projects with a high rate of return. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law.

These presentations include the use of both GAAP (generally accepted accounting principles) and non - GAAP financial measures. The non - GAAP financial measures include EBITDA, Adjusted EBITDA, net debt, free cash flow contribution margin and raw material margin. Such non - GAAP measurements should not be viewed as alternatives to GAAP measures of performance or financial condition and may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. Additional detail regarding the way we calculate each non - GAAP measure is found in the footnotes to the presentation where such non - GAAP measure is used. The tables below reconcile EBITDA, Adjusted EBITDA, net debt, free cash flow and raw material margin measures with the most directly comparable GAAP financial measure. GAAP Disclaimer 3

August 2, 2012 Welcome Dan Smith Chairman of the Board Kevin Fogarty President and Chief Executive Officer

Growth Through Innovation and Differentiation 5 Build Platform for Future Growth • Execute Asian HSBC expansion • Ongoing IRL capacity expansions • Build pipeline of next generation innovations • Evaluate M&A and other growth opportunities (1) Adjusted EBITDA is EBITDA excluding non - cash compensation expenses Address Business Environment • Manage monomer price volatility / supply • Defend unit margins through “Price Right” • Expansion of customer base and geographic markets • “Innovate to differentiate” Accelerate Key Innovation Platforms • NEXAR, Oilfield, PVC alternatives, HiMA • Drive margin expansion • Achieve “Portfolio Shift” Mid - term Financial Goals • Double Vitality Index • Adjusted EBITDA (1) growth rate 10%+ CAGR • Adjusted EBITDA (1) margin “mid to high teens”

Agenda Time Topic Presenter 8:30 – 8:40 Agenda / Housekeeping Gene Shiels 8:40 – 9:00 Welcome Dan Smith / Kevin Fogarty 9:00 – 9:15 Financial Review Steve Tremblay 9:15 – 9:30 Market Overview Holger Jung 9:30 – 10:10 Innovation Lothar Freund 10:10 – 10:40 Break – Exhibit Review 10:40 – 11:30 End Use Reviews Holger Jung, Mark Siebert, Michael Oberkirch 11:30 – 12:45 Lunch (Buffet) 12:45 – 1:00 End Use Reviews Richard Brennan 1:00 – 1:20 Asia Pacific and Asia HSBC Capacity Expansion Prakash Kolluri, Damian Burke 1:20 – 1:30 Closing Comments Kevin Fogarty 1:30 – Q&A All 6

Kraton Leadership Team 7 Steve Duffy Vice President, General Counsel & Secretary Scott Lee Vice President, Operations Steve Tremblay Vice President, Chief Financial Officer Melinda Conley Vice President, Human Resources Lothar Freund Vice President, Research & Technical Services Holger Jung Vice President, Marketing & Sales Tom Abrey Vice President, HSE Security Damian Burke Vice President , Corporate Development Kevin Fogarty President & Chief Executive Officer Dan Smith Chairman

August 2, 2012 Financial Overview Stephen E. Tremblay Vice President and Chief Financial Officer

Forward - Looking Statement Disclaimer Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; and investing capital in projects with a high rate of return. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 10

Portfolio price lift of $579 MM US $MM $1,090 $1,490 $380 $199 $(155) $(24) 2007 Revenue Raw Materials Avg. Selling Price Volume By-product Revenue(1) 6/30/12 TTM Revenue (1) By - product Revenue from former Pernis facility in the Netherlands that was generated in the production of IR and SIS Portfolio Price Lift 11

• Exited footwear market • Moved away from less - differentiated products • P&R impacted by reduced infrastructure spending Focus on Margin Enhancement – “Price Right” 12 Sales Volume (kT) $68 $152 $(46) $138 $20 $(28) 2007 Volume Margin ECRC vs. FIFO OPEX 6/30/12 TTM 358 306 (38) (17) 2007 Price Right & Other P&R 6/30/12 TTM Adjusted EBITDA (1) (1) Adjusted EBITDA is EBITDA excluding the benefit of the LBI settlement, charge associated with resolution of a property tax dispute in France, the charge related to the Belpre storm, management fees and expenses, restructuring and related charges and non - cash compensation expense.

• Recent steep and rapid swings in raw material costs • Shift of portfolio toward “real - time” pricing • Demonstrated ability to pass through feedstock costs Inventory Valuation Delta FIFO vs. ECRC ($ MM) (1) Raw material margin is Sales Revenue less monomer costs (Estimated Current Replacement Cost Basis) “Price Right” Offsets Raw Material Price Volatility 13 - $8.5 $37.1 $12.1 $7.3 $14.7 - $1.7 - $8.1 $21.0 $49.8 $32.1 - $36.6 $3.4 $14.6 2007 2008 2009 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Raw Material Margin (1) (ECRC)

Significantly Improved Capital Structure 14 Net Debt (1) ($ MM) Net Debt to Total Net Capitalization (1) (1) See calculation of Net Debt and Net Debt to Net Capitalization in attached Appendix

• Low cost debt financing • Low tax rate • Working capital management Cash Flow 15 Strong Liquidity Position $67 $228 $152 $(21) $(12) $(50) $92 Cash 6/30/2011 Adj. EBITDA(1) Interest Tax Capex Financing Cash 6/30/2012 $69 MM Free Cash Flow (2) (1) Adjusted EBITDA is EBITDA excluding the benefit of the LBI settlement, charge associated with resolution of a property tax dispute in France, the charge related to the Belpre storm, restructuring and related charges and non - cash compensation expense. (2) Free Cash Flow is net cash from operating activities less capex and includes the effect of currency movements on cash and cash equivalents.

Sustainable Long - term Profitability • Proven track record of portfolio transformation • “Price Right” continues to improve margins • Focused on filling innovation pipeline • Investment in technology platforms • Resources focused on new markets and technologies for SBC’s Strong Balance Sheet • Focus on managing working capital • Attractive free cash flow dynamics • No near - term debt maturities • Strong balance sheet to support growth Solidly Positioned for Growth 16

Financial Objectives • Focus on differentiated and innovative volume growth • Maintain “Price Right” to improve gross profit per ton • Mid - term financial goals • Adjusted EBITDA (1) CAGR of 10%+ per annum • “Mid to high teens” Adjusted EBITDA (1) margin • Reduce working capital (excluding cash) to less than 25% • Continue investment in organic growth and strategic growth initiatives (1) Adjusted EBITDA is EBITDA excluding non - cash compensation expense. 17

Appendix 19

These presentations include the use of both GAAP (generally accepted accounting principles) and non - GAAP financial measures. The non - GAAP financial measures include EBITDA, Adjusted EBITDA, net debt, free cash flow contribution margin and raw material margin. Such non - GAAP measurements should not be viewed as alternatives to GAAP measures of performance or financial condition and may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. Additional detail regarding the way we calculate each non - GAAP measure is found in the footnotes to the presentation where such non - GAAP measure is used. The tables below reconcile EBITDA, Adjusted EBITDA, net debt, free cash flow and raw material margin measures with the most directly comparable GAAP financial measure. GAAP Disclaimer 20

US $ in Thousands Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA (1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to inve sto rs because it is frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from ope rat ing activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other sim ila rly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it d oes not consider certain cash requirements such as interest payments, tax payments and debt service requirements. 12 Mos. Ending 12 Mos. Ending 12/31/2007 6/30/2012 Net Income (Loss) $ (43,749) $ 50,831 Add(deduct): Interest expense, net 43,484 27,260 Income tax expense (benefit) 6,120 (106) Depreciation and amortization expenses 51,917 64,239 EBITDA (1) $ 57,772 $ 142,224 EBITDA (1) $ 57,772 $ 142,224 Add(deduct): LBI Settlement 0 (6,819) Property tax dispute - France 0 6,211 Storm related charges 0 2,817 Sponsor fees and expenses 2,000 Restructuring and related charges 5,633 1,405 Non - cash compensation expense 2,905 6,247 Adjusted EBITDA $ 68,310 $ 152,085 21

Net Debt and Net Debt to Total Net Capitalization 22 ($ MM) 2007 2008 2009 2010 2011 6/30/2012 Cash 48 101 69 93 89 228 Less: Total Debt 539 575 385 383 393 490 Net Debt 491 474 316 290 304 262 Stockholders Equity 183 188 349 452 518 540 Add: Net Debt 491 474 316 290 304 262 Total Net Capitalization 674 662 665 742 822 802 Net Debt to Net Capitalization 72.8% 71.6% 47.5% 39.1% 37.0% 32.7%

Reconciliation of Revenue per Ton to Raw Material Margin 23 2007 2008 2009 2010 2011 6/30/12 TTM Sales Volume (Kilotons) 357.6 313.1 260.3 307.1 303.0 306.3 Operating Revenue(1) ($ 000's) $ 1,066,044 $ 1,171,253 $ 920,362 $ 1,228,425 $ 1,437,479 $ 1,483,824 Revene per Ton $ 2,981 $ 3,741 $ 3,536 $ 4,000 $ 4,744 $ 4,844 Cost of Goods Sold (FIFO) $ 938,556 $ 971,283 $ 792,472 $ 927,932 $ 1,121,293 $ 1,220,891 Raw Material % 51% 49% 43% 56% 59% 63% Monomer Spend (FIFO) $ 482,418 $ 473,986 $ 337,593 $ 515,930 $ 659,320 $ 769,161 FIFO to ECRC(2) Adjustment $ (8,486) $ 37,141 $ (17,570) $ 12,146 $ 66,332 $ 12,815 Raw Material / Ton (FIFO) $ 1,349 $ 1,514 $ 1,297 $ 1,680 $ 2,176 $ 2,511 Raw Material / Ton (ECRC) $ 1,325 $ 1,632 $ 1,229 $ 1,720 $ 2,395 $ 2,553 Raw Material Margin (FIFO) $ 1,632 $ 2,227 $ 2,239 $ 2,320 $ 2,568 $ 2,333 Raw Material Margin (ECRC) $ 1,656 $ 2,108 $ 2,306 $ 2,281 $ 2,349 $ 2,291 (1) Excludes sales of by products. (2) Estimated Current Replacement Cost (ECRC). We use the first - in, first - out (FIFO) basis of accounting for inventory and cost of goods sold.

$446 $695 $939 $849 $863 $1,046 $1,005 $810 $712 $894 $907 $805 $820 2007 2008 2009 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 (1) Inventory Valuation Delta FIFO vs. ECRC ($ MM) Gross Profit per Ton at ECRC Gross Profit per Ton at FIFO Raw Material Volatility 24 $422 $814 $978 $949 $1,034 $1,024 $885 $1,068 $1,318 $1,308 $315 $842 $1,001 2007 2008 2009 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 (1) - $8.5 $37.1 $12.1 $7.3 $14.7 - $1.7 - $8.1 $21.0 $49.8 $32.1 - $36.6 $3.4 $14.0 2007 2008 2009 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 (1) Excludes impact of Belpre storm - related charge and severance charge aggregating $3.8 million, which were recorded in cost of go ods sold.

August 2, 2012 Market Update Dr. Holger Jung Vice President, Sales & Marketing

What are SBC's?

INVESTOR DAY AND INNOVATION EXPO 2012
The Right Chemistry. Everywhere.

Primary Raw Materials	Products	Business	Consumer Product/Enduse
Styrene	Un-Hydrogenated SBC's SBS, SIS	Paving & Roofing	Polymer-modified asphalt
Butadiene	Hydrogenated SBC's SEBS, SEPS	Adhesives, Sealants, and Coatings	Tapes, labels, non-woven adhesives and industrial adhesives
Isoprene	Isoprene Rubber (IR) & IR Latex	Advanced Materials	Soft Skin, Personal care, IV bags, Medical tubing
	Compounds SBC's, PP + Additives	Cariflex™	Medical stoppers, Cold seal adhesives, Surgical gloves, Condoms

Kraton is the only provider of these value components across all products touching a wide array of applications

Kraton
Giving Innovators Their Edge

26

Cariflex TM #1 N/A 7% 28% 13% #1 2.2x 35% 6% 32% Adhesives, Sealants, and Coatings Source: Management estimates. (1) Based on 2011 sales of $ 1,437 million . (2) Management estimate (based on revenue). (3) Industry volume growth from 2001 to 2011, Cariflex growth rate refers to Kraton’s Isoprene Rubber (“IR”) and Isoprene Rubber Lat ex (“IRL”) growth from 2005 - 2011. (4) Management’s estimates based upon 2011 sales. Market Position 2011 (2) 2011 Revenue (1) Kraton Market Share Relative to #2 Competitor (4) Growth (3) 2017 Revenue (2) 2.2x Advanced Materials #1 28% 8% 34% Paving and Roofing # 1 1.4x 30% 6% 21 % Leading Market Share Positions 27

0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 Kilotons NA SA Europe Asia Source: Management Estimates; Global USBC Demand 28

Global HSBC Demand 29 0 50 100 150 200 250 300 350 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 Kilotons NA SA Europe Asia Source: Management Estimates;

0% 5% 10% 15% 20% 25% 30% 2009 2010 2011 Top 5 = 70% 0% 5% 10% 15% 20% 25% 30% 2009 2010 2011 Top 5 = 69% Global SBC Market Share (Including Footwear) Global SBC Share by Revenue • Kraton leads SBC market in revenue share • Top 5 producers comprise 70% of market revenue share • Sinopec decline reflects lower infrastructure spend • Kraton share increased in 2011 • Top 5 producers comprise 69% of market volume share • Sinopec decline reflects lower infrastructure spend Global SBC Share by Volume 30 Source: Management Estimates;

Focus on R&D and Innovation Leading Market Positions Global Footprint Service Model Customers Breadth of Product Offering Patent Portfolio Kraton is the SBC Market Leader 31

Breadth of Product Offering • Kraton offers over 200 polymer types, 4,000+ SKU’s • We provide specially - tailored polymer structures • We provide compound solutions • We provide a wide variety of offerings for Innovators Kraton is the SBC Market Leader 32

• Diversified customer base • Long - term customer relationships • Collaboration with recognized global innovation leaders Customer Kraton is the SBC Market Leader 33

Leading Market Positions Global Footprint • Kraton is the only SBC company with participation in: • Advanced Materials • Adhesive, Sealants & Coatings • Paving & Roofing • Cariflex TM • We differentiate with key innovations utilizing our portfolio position with multi - nationals Kraton is the SBC Market Leader 34

Kraton is the SBC Market Leader

INVESTOR DAY AND INNOVATION EXPO 2012
The Right Chemistry. Everywhere.


Belpre, Ohio
Manufacturing Facility
Amsterdam, The Netherlands
European Headquarters
Innovation Center
Mont St. Guibert, Belgium
Technical Service Office
Wesseling, Germany
Manufacturing Facility
Kashima, Japan
Manufacturing Joint Venture
Tsukuba, Japan
Innovation Center
Houston, Texas
Global Headquarters
Innovation Center
Paulinia, Brazil
Manufacturing Facility
Innovation Center
Berre, France
Manufacturing Facility
Shanghai, China
Customer Service and Technical Center
Mailiao, Taiwan
Proposed HSBC Plant

Plant	Products	Focus
Belpre, Ohio	HSBC, USBC, IR	World-scale HSBC (low cost), product breadth, N.A. Market
Paulinia, Brazil	USBC, IRL	Worldwide IRL, SIS, SBS
Berre, France	USBC, HSBC	Product breadth, European market
Wesseling, Germany	USBC	World-scale USBC, low cost - BD advantaged
Kashima, Japan	USBC	Asian Market - competitive local SIS production
Mailiao, Taiwan (Proposed)	HSBC	World-scale HSBC, Asian market - LMW grades

Kraton
Giving Innovators Their Edge

35

• Approximately 1,400 patents granted and pending • Innovation is a significant driver of Vitality Index expansion • We rigidly defend our patent position • We continue to protect and advance IP - strategy Patent Portfolio Kraton is the SBC Market Leader 36

• Kraton’s 2011 R&D spend was $28 million, we anticipate $32 million in 2012 • We are focused on expanding our Vitality Index through differentiated product offerings • We are accelerating commercialization of new innovations • PVC Alternatives • HiMA • NEXAR TM • Oilfield – synthetic cement • We create unique solutions for customers • We work to anticipate future market trends Focus on R&D and Innovation Kraton is the SBC Market Leader 37

Keys to Success • Accelerate innovation in HSBC / USBC • Commercialize NEXAR TM and Oilfield • Drive growth in emerging markets • Significantly grow Cariflex TM revenue Portfolio Shift 2012 - 2017 6/30/2012 TTM 38 2017 Revenue Goal (2) (1) Contribution margin is Sales Revenue less raw materials (Estimated Current Replacement Cost basis ) and other variable costs, before excluding plant fixed and other fixed costs. (2) Includes NEXAR and Oilfield applications 1.0x 1.5x 6/30/12 TTM 2017 Contribution Margin (1) Goal Relative to TTM Period 49% 38% 13% Standard Differentiated Innovation 32% 43% 25% Standard Differentiated Innovation

Existing Strategy Paving & Roofing Upgrade the product portfolio through commercialization of specially - designed molecules such as HiMA Bill Davis VP, Paving & Roofing Adhesives, Sealants & Coatings Deepen strategic partnerships with multi - national customers through new, innovative product offerings and continuous portfolio enrichment with HSBC grades Mark Siebert VP, Adhesives, Sealants & Coatings Advanced Materials Continue differentiation by expanding the HSBC portfolio, to capitalize on key market trends such as flexible PVC replacement Michael Oberkirch VP, Advanced Materials Cariflex TM Grow revenue through continued conversion from natural rubber to Cariflex IR latex and further diversification of Cariflex solid IR sales into new markets Richard Brennan VP, IR Products New Opportunity NEXAR TM Leverage the NEXAR platform to expand addressable markets beyond textiles into water processing and HVAC applications Jim Dieter VP, Market Development Oilfield Commercialize a pioneering synthetic cement solution with significant market potential Jim Dieter VP, Market Development 39 Kraton Growth Strategies

August 2, 2012 Innovation at Kraton Dr. Lothar Freund Vice President, Technology

Forward - Looking Statement Disclaimer Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; investing capital in projects with a high rate of return; and anticipated 2012 spending on research and development. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 42

INNOVATION VISION 20/20 Increasing Profitability Through Margin Expansion Advance growth in core markets via platform expansions and key account support Create new markets for SBC’s using polymer design for new breakthrough technologies Technology translation and application development Differentiation Through Innovation 43

Durability Elasticity Impact Soft Touch Clarity Adhesion Recyclable Kraton Products Enhance Performance Attributes We are a Highly Engineered, Performance Materials Business 44

Differentiation via Technology Global Innovation Network Application Know How Polymer Design Patent Portfolio Process Technology Product Portfolio Differentiation Through Technology 45

Product Group Number of Polymers / Compounds HSBC 100 USBC 125 Compounds 35 IR/IRL 10 USBC’s SIS SBS SIBS Compounds Compounds HSBC’s SEPS SEBS General SEBS polymers ERS Polymers Kraton A Oil Extended SEBS Polymers Functionalized HSBC Cariflex TM Isoprene Rubber Solid IR Latex Industry - leading Product Portfolio 46

INVESTOR DAY AND INNOVATION EXPO 2012
The Right Chemistry. Everywhere.

Unlimited Polymer Design Capability

Styrenic Block Copolymer (SBC)
SEBS, SEPS, SBS, SIS, SIBS, …


PS
Rubber
PS
USBC
SBS
x
y
+ H_2
HSBC
SEBS
x
y

Advantages of Anionic Polymerization

1. Precise control of block size and formation
2. Precise control of molecular weight
3. Narrow molecular weight distribution
4. Precise control of midblock structure
5. High hydrogenation ratio

Kraton
47

INVESTOR DAY AND INNOVATION EXPO 2012
The Right Chemistry. Everywhere.

Value Creation Through Unique Polymer Design

Design Tools	Properties	Value
Molecular Weight	Melt viscosity	Adhesion
PS/BD/Isoprene Ratio	Solution parameters	Compatibility
Block structure Types	Hysteresis	Clarity
Block structure Length	Modulus	Strength
Vinyl Content	Strength	Softness / Hardness
Monomers	Glass Transition T_G	Processability
Phase Matrix	Temperature Resistance	Post reactivity (curing)
		Viscosity enhancement
		Compression Set

Kraton
48

50 Years of Innovation and Growth 2010 and beyond HiMA Technology Soft Skins NEXAR 1960 Footwear 1970 Viscosity Modifiers 1980 Adhesives 1990 Diapers 1960 2012 Cariflex 1980 Roof felts 1990 Overmolding Experience and Application Know How 49

Specialized hydrogenation step and sophisticated polymer clean up and recovery Initiator Styrene BD/IP Solvent Polymerization Blending Polymer Recovery Separation Polymer Drying / Finishing Dusting Packaging Selective - Catalytic Hydrogenation of Polymer Catalyst Extraction and Polymer Cleanup Industry - leading Patent Portfolio and Know How 50 More than 1,400 patents granted and pending • Polymer protection based on composition of matter patents • Market reach via application patents Unique “Know How” and “Trade Secrets” provide significant barriers to entry

Belpre, Ohio U.S . Manufacturing Facility Corporate Headquarters Houston, Texas U.S. Innovation Center ( KIC - H ) Paulinia , Brazil Manufacturing Facility Kraton Innovation Center (KIC - P) Tsukuba, Japan Kraton Innovation Center (KIC - T) Shanghai, China Amsterdam, Netherlands Regional Headquarters Innovation Center Regional Headquarters Kraton Innovation Center (KIC - S) Technical Service Office Mont St. Guibert, Belgium Global Polymer & Process Development Regional Application Development & Technical Service Global Innovation Network 51

Selective Investments to Accelerate Innovation 52 Asia Expansion • Expand capabilities in high growth region • Opened state of the art Innovation Center in Shanghai (2012) New Semi - works plant (2013) Application Development • Growth in core / new markets and new platforms • Significant personnel additions in (2011) • Fit for purpose scale up volumes • Shorter time to market (production cycle independent) • Faster customer qualification (shorter development loops) • Reduction of scale up risk

INNOVATION VISION 20/20 Increasing Profitability Through Margin Expansion Advance growth in core markets via platform expansions and key account support Create new markets for SBC’s using polymer design for new breakthrough technologies Technology translation and application development Differentiation Through Innovation 53

Tailor - Made Solutions for Oil Field Markets 2017 Revenue Goal $50 MM Value Proposition • Improved Toughness • Controlled Rheology • Base Fluid Compatible • Tailored Solutions Viscosity and Compatibility Viscosity Modification of Oil Based Fluids High Temperature/Pressure Fluid Loss Additive Temperature Stability Water Treatment Energy Savings Modification of Cement Strength and Self - Healing 54

• High water flux and transport rates • Mechanical strength & ion selectivity • Chlorine resistance and low electrical resistance • Mechanical strength and dimensional stability wet and dry Superior Polymer Design for Hi - Tech Markets 2017 Revenue Goal $100 MM 55 Key Markets and Market Needs Efficiency Performance Attributes Energy Savings Energy Recovery Membranes Performance Fabrics S O H O O Value Proposition NEXAR molecule

• Cooling effect - Novel performance feature for sportswear and outdoor gear • Durability in use • High water transport • Mechanical and chemical strength • Electric conductivity Nexar High Technology Growth Platform 56 Water filtration and separation • Cost efficiency • Improved home comfort Energy Recovery Ventilation (ERV) • Industrial fabrics applications • Energy generation • Gas separation High Performance Fabrics Future Growth Opportunities

• Highly Modified Asphalt • Advanced roofing technology Paving and Roofing • Protective Films • Key Account Development ASC • Innovation Platforms • Core Business Innovation Advanced Materials Innovation Revenue and Vitality Index 13% 25% Vitality Index New Markets • NEXAR TM • Oil field services • New IR and IR Latex offerings Cariflex Vitality Index Roadmap 57

August 2, 2012 Paving & Roofing Dr. Holger R. Jung Vice President, Sales & Marketing

Forward - Looking Statement Disclaimer Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; investing capital in projects with a high rate of return; anticipated 2017 sales mix and contribution margin; and anticipated HiMA projects and projected 2017 HiMA revenues. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 60

• Kraton is a leading supplier of SBC’s for asphalt modification applications which provide elasticity and durability • Kraton’s polymers deliver thinner, more durable pavement and lower total system costs • Enhanced recyclability and low emission solutions e.g. warm vs. hot mix 61 Paving & Roofing

Paving & Roofing Overview 62 Revenue Profile ($ MM) 2011 Sales by Geography 2011 Sales by End Use Market DOT N.A 35% Europe 56% S.A. 4% Asia 5% Paving 57% Roofing 39% Other 4% $320 $445 2007 6/30/12 TTM

Market Needs Compatibility Impact Resistance Low Emissions Self Adhering Differentiate product portfolio offsetting standard grades through innovation . • Leverage adhesive formulation expertise to meet growth in self adhered markets SIS Chemistry Innovation to deliver superior impact performance • Generate low emission solution for blown asphalt alternative • Compatibility solutions for asphalt variability Strategy Roofing Market Needs and Strategy 63

• Differentiate product portfolio offsetting standard grades through innovation . • Maintenance - based focus Innovation platforms to meet growing use of surface treatments • Next Generation pavement design through HiMA • Geographic growth focus in Brazil, Russia, Turkey and Middle East Paving Market Needs and Strategy 64 Market Needs Rising Raw Material Cost Low Quality Asphalts Increasing Traffic Loads Maintenance Emphasis in NA/EU Emerging Regions Infrastructure Public - Private Strategy

Classical SBS Sales Department of Transportation (DOT) S pecifications Refiner prepares mix • DOT • Equipment manufactures • Universities/Test Tracks • Contractors Innovative SBS Sales • Include Specifications Specifications • Pavement Design • Test Track Studies • Partnering to solve pavement problems Resetting Specifications • Set Specifications • Market Pull DOT Market Pull Kraton’s Differentiated Business Model Conventional Business Model Paving Applications – Changing the Business Model 65

North America South America Europe Russia Asia Pacific 2011 Global SBS Consumption* for Polymer - modified Asphalt Roads HiMA 2017 Revenue Goal $50 MM Highly Modified Asphalt ( HiMA ) 66 0 5 10 15 20 25 30 35 2008 2009 2010 2011 2012 2013 Trial Commercial GA Higgins HCAT/OK 18 Mos. From start of NCAT/OK trial to full commercial project NH, VT, MN OK, AL, FL Brazil, France Australia Projects # HiMA Projects Deliver a more durable pavement design through reduced thickness (50%) ▪ 2.5 X SBS usage ▪ Greater rutting and cracking resistance ▪ Lower viscosity for ease of handling Value Proposition *Management estimates Est. Total market ~200kT

Keys to Success • HiMA • New roads • Road maintenance • Advanced roofing technologies • Warm mix - Tailored molecules Portfolio Shift 2012 - 2017 6/30/2012 TTM 67 2017 Revenue Goal Contribution Margin (1) Goal Relative to TTM Period (1) Contribution margin is revenue less raw materials (Estimated Current Replacement Cost basis ) and other variable costs, before excluding plant fixed and other fixed costs. 1.0x 1.1x 6/30/12 TTM 2017 71% 21% 8% Standard Differentiated Innovation 47% 19% 34% Standard Differentiated Innovation

August 2, 2012 Adhesives, Sealants & Coatings Mark Siebert Vice President, Adhesives, Sealants and Coatings

Forward - Looking Statement Disclaimer Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; investing capital in projects with a high rate of return; anticipated new product offerings, such as LeakSeal ™ and new water - based dispersions; and anticipated 2017 sales mix and contribution margin. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 70

Differentiated offering: • Superior quality • Consistent performance • Global capability • Tailored development Customized solutions: • Tape and label adhesives • Hygiene adhesives • Industrial coatings • Removable protective films • Construction sealants • Flexible printing plates • Cable, health & beauty gels • Oil additives 71 Adhesives, Sealants & Coatings

Revenue Profile ($ MM) 72 Adhesives, Sealants and Coatings Overview 2011 Sales by Geography 2011 Sales by End Use Market $349 $539 2007 6/30/12 TTM N.A. 41% Europe 38% S.A. 9% Asia 13% Pressure Sensitive Adhesives 26% Hygiene 24% Other 22% Industrial 17% Printing Plates 11%

• Small % SBC = higher performance • HSBC’s favored • Wide formulation latitude • No/low solvents • Less resin, more polymer • FDA compliant • Lower viscosity • Improved tact • Higher strength • Broad application window • SBC’s performance preferred in tape & hygiene • Polyolefins cost favored in PSA’s • Elimination of process steps Cost vs. Performance Polymer functionality Additive Approach Sustainability 73 Market Landscape

74 Growth Strategy Strategy • Deepen strategic partnerships with multi - national customers through new, innovative product offerings and continuous portfolio enrichment with HSBC grades • Transform end use from a traditional SBS/SIS offering to a diversified product portfolio driven by growth in HSBC applications • Promote “customer intimacy” and collaboration to drive application development • Expand elastomers product offering in pressure - sensitive adhesives and coatings

• Electronics , automotive, appliances • One - step technology, lower system cost • No solvents • Successful global market entry • Optical cables, lube oils, gels & creams • Unique swelling capabilities • Water blocking, oil absorbing • Mixes with a wide range of oils & solvents Surface Protection Applications Viscosity Modification Customer Application Development • Sealants ( LeakSeal ™ ) • Freezer packs Current Innovation Targets 75

• Pressure sensitive adhesives, colds seals, coatings • Hot melt properties for water based systems • Proven technology with choice of base chemistry • Rolling out commercially in Q4 2012 • Baby diapers, incontinence products, femine care • Addressing drive to polyolefin technology • Improving and enabling polyolefins • Market entry through major formulators Water Based Dispersions Next Generation Hygiene Adhesives 76 Innovations Nearing Commercialization

• Vibration dampening, sound deadening • Light weight metal composites, dry walls • Automotive, appliances, building & construction • Enabling inherent rubber performance • Insulated glass • Gaskets & seals, adhesives, damping • Market entry through major formulators Energy Absorption Rubber Modification 77 Future Innovation Platforms

Keys to Success Portfolio Shift 2012 - 2017 6/30/2012 TTM 78 • Expand sales of differentiated HSBC - based products • Increase sales in Asia • Sales into new markets • Develop Oilfield markets Contribution Margin (1) Goal Relative to TTM Period 2017 Revenue Goal (2) (1) Contribution margin is revenue less raw materials (Estimated Current Replacement Cost basis ) and other variable costs, before excluding plant fixed and other fixed costs. (2) Includes Oilfield applications 1.0x 1.3x 6/30/12 TTM 2017 51% 42% 7% Standard Differentiated Innovation 41% 44% 15% Standard Differentiated Innovation

August 2, 2012 Advanced Materials Michael Oberkirch Vice President, Advanced Materials

Forward - Looking Statement Disclaimer Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; investing capital in projects with a high rate of return; anticipated 2017 sales mix and contribution margin; and estimated 2017 revenue from new innovation platforms. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 81

• Strong core business with significant growth potential • Personal Care • Auto/Industrial • Consumer • Future growth opportunities in new market segments • Medical • Bedding • New platforms targeting • Environmentally responsibility • Cost/performance improvement • Substantial investment in Asia - Pacific 82 Advanced Materials

Advanced Materials Overview 83 Revenue Profile ($ MM) 2011 Sales by End Use Market 2011 Sales by Geography N.A. 40% Europe 35% S.A. 1% Asia 24% Personal Care 30% Compound Channel 17% Auto & Industrial 15% Consumer 11% Medical 9% PolyMod 15% Wire & Cable 3% $333 $393 2007 6/30/12 TTM

• Continue t echnology and innovation leadership • Drive growth in core business through customer driven innovation • Expand into new market spaces through development of proprietary solutions • Develop new growth platforms focused on environmentally responsible and cost/performance solutions • Continued investment in Asia - Pacific region • Sales, Regional Technology Support, Manufacturing Strategy Market Drivers and Strategy 84 Market Drivers Environmental Responsibility Weight reduction System Cost Improvements Performance Enablers Innovation focus Disruptive Technologies

Infant care, adult incontinence solutions • Soft Stretch • Cost effectiveness • Source reduction • Resilience, touch & feel • Fit and function Food and storage containers, toys, power tools and other consumer products • Rigidity • Toughness • Transparency/Clarity • Recyclability Personal Care – High Performance Elastics Consumer Products - Transparent compounds 85 Innovation Growth in Our Core Business

IV solution bags, Medical tubing, stoppers, containers, syringes, bulbs & filters • Glass conversion • Phthalate / PVC alternatives • Vulcanized rubber replacement • Silicone rubber replacement Base mattresses, pads, hospital, health care, rehabilitation, high - end polyurethane modification • Weight reduction, softness & support • Design flexibility / ease of processing • Low volatiles • Recyclability Medical Solutions – Environmentally Responsible Consumer Products – Comfort Bedding 86 Innovation Growth in New Markets

New Innovation Platforms Market Drivers Target Markets Coated Fabric • Transportation - Automotive, marine • Institutional seating • Commercial/Industrial applications • Recyclability • Hand and drape • Durability • PVC replacement Wire and Cable • Lowering environmental impact • PVC replacement • End of life combustion • Human health • Consumer electronics • A ppliances • Building and construction Slush Molding • Automotive dash and interior panels 87 2017 Revenue Goal $70 MM • Recyclability • Weight reduction • System cost reduction • Performance • Aesthetics/ Haptics • PVC replacement

Keys to Success Portfolio Shift 2012 - 2017 6/30/2012 TTM 88 • Execution of customer driven projects • Translation of existing applications / technologies to new customers/markets • Development of new markets / platforms • Emerging market focus - Asia Pacific • Commercialization of NEXAR TM 2017 Revenue Goal (2) Contribution Margin (1) Goal Relative to TTM Period 33% 44% 23% Standard Differentiated Innovation 1.0x 2.0x 6/30/12 TTM 2017 (1) Contribution margin is revenue less raw materials (Estimated Current Replacement Cost basis ) and other variable costs, before excluding plant fixed and other fixed costs. (2) Includes NEXAR 24% 42% 34% Standard Differentiated Innovation

August 2, 2012 Cariflex TM Isoprene Rubber Products Richard Brennan Vice President, Cariflex

Forward - Looking Statement Disclaimer 91 Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; investing capital in projects with a high rate of return; and anticipated 2017 sales mix and contribution margin. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law.

• Two unique product offerings • Solid isoprene rubber ( IR) • Isoprene rubber latex (IRL) • Resolve natural rubber protein issues • Demand drivers • Skin comfort • Extreme purity • Consistency of product • Leading supplier of synthetic latex for surgical gloves and condoms • Leading supplier of solid isoprene rubber for insulin closures and medical stoppers 92 Cariflex TM

Revenue Profile ($ MM) 2011 Sales by Geography 2011 Sales by End Use Market Cariflex TM Isoprene Rubber Products 93 $43 $106 2007 6/30/12 TTM N.A 4% Europe 12% Asia 84% Medical 88% Industrial 9% Electronics 2% Adhesives 1%

Cariflex Isoprene Rubber – Market Needs & Applications 94 Market Needs Elasticity Soft Touch Transparency Protein Free Ultra Cleanliness Strength Solid IR: • Electronic coatings • Marine coatings • Medical stoppers IR Latex: • Surgical gloves • Condoms • Medical bandages • Cold seal adhesives

• US market 25% of total, EU 15% - moving to Cariflex IR latex • New geographic markets opening to Cariflex IR latex Rapid Substitution of Natural Rubber by Cariflex TM 95 World Surgical Glove Market (2012 total = 1.63 billion pairs) Natural Rubber Latex 90% Other Synthetics 4% Cariflex 6% Source : Consultant & Management Estimates

• Natural rubber latex is 63% of the total market • 20% CAGR for Cariflex IR latex U.S. glove market • Kraton’s share of market is 25% 0 10 20 30 40 50 60 70 80 90 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Million Units (Pairs) Cariflex IR Latex Other synthetic Natural Rubber U.S. Surgical Glove Unit Sales U.S. Surgical Glove Market Analysis 96 Source: Consultant Reports

Cariflex TM Synthetic Poly - isoprene Rubber Advantages 97 • Material of choice for sensitive drug applications • Sterilizability • Resealability • Low needle penetration forces • Coring (no rubber fragments)

Keys to Success • Growth within existing segments • Diversify into industrial markets • Extend into new markets e.g. catheters, electronic encapsulants • Develop sales in BRIC countries • New products for emerging needs Cariflex TM Growth Projection 98 6/30/2012 TTM 1.0x 2.3x 6/30/12 TTM 2017 2017 Revenue Goal Contribution Margin (1) Goal Relative to TTM Period (1) Contribution margin is revenue less raw materials (Estimated Current Replacement Cost basis ) and other variable costs, before excluding plant fixed and other fixed costs. 5% 71% 25% Standard Differentiated Innovation 5% 85% 11% Standard Differentiated Innovation

August 2, 2012 Asia Pacific Prakash Kolluri Vice President, Sales & Marketing – Asia Pacific

Forward - Looking Statement Disclosure Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets ; investing capital in projects with a high rate of return; and anticipated investment in the Asia - Pacific region. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 10 1

10 2 Growth in Asia Pacific • Focus on innovation & developing new applications • Continue Cariflex TM growth with penetration into new market applications • Solid customer base comprised of multi - nationals and locals • Leverage portfolio and translation opportunities from other regions • Region characterized by entrepreneurial spirit with fast qualification and adoption rates • Vitality Index growth led by HSBC and Cariflex • Recent investments in R&D driving faster translations Revenue ($ MM) Vitality Index $160 $276 2007 2012 TTM 8% 21% 2007 2012 TTM

2007 2012 TTM 2017 USBC Cariflex HSBC Historical Revenue and 2017 Goal 10 3 Growth in Asia Pacific • Improved standard of living will drive HSBC growth in the region in medical , consumer durable, food contact, packaging films & automotive applications • Infrastructure growth in developing world will drive demand for optical fiber gels • Kraton’s Asia HSBC capacity expansion will support future growth • Cariflex growth in gloves , condoms , medical & industrial applications • Kraton is well - positioned with a strong product portfolio & asset footprint

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August 2, 2012 Asia HSBC Project Damian Burke Vice President, Corporate Development

Forward - Looking Statement Disclosure Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets ; investing capital in projects with a high rate of return; and estimates and projections related to our planned HSBC plant in Taiwan. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law. 10 6

• 30 kT HSBC plant located in Taiwan • 50:50 proposed J.V. with Formosa Petrochemical Corporation (“FPCC”) • Estimated capital cost $200+ million • Commissioning and start - up late 2014; commercial production 2015 • Anticipate project will be EPS accretive in 2015 • Project requires final environmental permitting Project Overview Asia HSBC Project 10 7

North America Europe South America Asia Kraton, Marseilles , France Kraton, Koln, Germany Kraton, Paulinia , Brazil Kraton/JSR, Kashima, Japan Kraton, Belpre, US Global SBC Landscape 10 8 Proposed Kraton/FPCC J.V. Mailiao, Taiwan

10 9 The Mailiao Location Offers Significant Benefits • Access to r aw materials • Site infrastructure and utilities • Access to skilled work force • Large project experience • Future expansion options FPCC’s Mailiao Industrial Complex Plant location

• Proven , state - of - the - art manufacturing technology • Provides additional capacity for higher growth, higher margin products • Supports key innovation programs • Servicing global demand, with focus on servicing Asia State - of - the - art HSBC plant 11 0

11 1 Joint Venture Highlights • 50:50 partnership with FPCC • FPCC is part of Formosa Plastics Group (2011 sales ~$75 billion) • Kraton to retain marketing rights for 100% of the production • Attractive capital structure with a combination of debt and equity • Kraton share of equity contribution expected to be $45 - $50 million • Kraton will likely consolidate the entity for financial reporting purposes • Project exceeds Kraton cost of capital and is EBITDA and EPS accretive in 2015

• 30 kiloton HSBC plant located in Taiwan • 50:50 JV with Formosa Petrochemical Corporation (“FPCC”) • Estimated capital cost $200+ million • Commissioning and start - up late 2014; Commercial production 2015 • Anticipate project will be EPS accretive in 2015 Summary 11 2

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August 2, 2012 Closing Comments Kevin Fogarty President and Chief Executive Officer

Forward - Looking Statement Disclaimer 11 5 Some of the statements in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans, goals, targets or intentions and in this presentation may include, without limitation, statements regarding our ability to innovate and commercialize new products under our "Vision 20/20" strategy; our growth strategy and financial objectives; expectations regarding our pipeline of new application innovations; balance sheet flexibility and the pursuit of growth strategies; inventory practices and the impact of raw material price increases on working capital needs; planned capital investments and research and development efforts; planned innovation and manufacturing facilities, including the anticipated benefits of such facilities; expectations regarding NEXAR™, Cariflex™ and oilfield products; expected growth in demand for our products and our ability to maintain and grow strategic partnerships with our customers; prospects for growth in Asia; growth platforms; enhancing margins through “Price Right” priority; revenue, earnings, margin, Vitality Index goals, estimates, projections or targets; and investing capital in projects with a high rate of return. Such forward - looking statements involve a number of known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward - looking statements. Please refer to our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q for further identification of forward - looking statements and discussion of associated risks and important factors that could cause our actual results to differ materially from those expressed as forward - looking statements. Forward - looking statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly in light of new information or future events unless required by law.

Keys to Success • Accelerate innovation in HSBC / USBC • Commercialize NEXAR TM and Oilfield • Drive growth in emerging markets • Significantly grow Cariflex TM revenue Portfolio Shift 2012 - 2017 6/30/2012 TTM 11 6 2017 Revenue Goal (2) (1) Contribution margin is Sales Revenue less raw materials (Estimated Current Replacement Cost basis ) and other variable costs, before excluding plant fixed and other fixed costs. (2) Includes NEXAR and Oilfield applications 1.0x 1.5x 6/30/12 TTM 2017 Contribution Margin (1) Goal Relative to TTM Period 49% 38% 13% Standard Differentiated Innovation 32% 43% 25% Standard Differentiated Innovation

Existing Strategy Paving & Roofing Upgrade the product portfolio through commercialization of specially - designed molecules such as HiMA Bill Davis VP, Paving & Roofing Adhesives, Sealants & Coatings Deepen strategic partnerships with multi - national customers through new, innovative product offerings and continuous portfolio enrichment with HSBC grades Mark Siebert VP, Adhesives, Sealants & Coatings Advanced Materials Continue differentiation by expanding the HSBC portfolio, to capitalize on key market trends such as flexible PVC replacement Michael Oberkirch VP, Advanced Materials Cariflex TM Grow revenue through continued conversion from natural rubber to Cariflex IR latex and further diversification of Cariflex solid IR sales into new markets Richard Brennan VP, IR Products New Opportunity NEXAR Leverage the NEXAR platform to expand addressable markets beyond textiles into water processing and HVAC applications Jim Dieter VP, Market Development Oilfield Commercialize a pioneering synthetic cement solution with significant market potential Jim Dieter VP, Market Development 11 7 Kraton Growth Strategies

• Highly Modified Asphalt • Advanced roofing technology Paving and Roofing • Protective Films • Key Account Development ASC • Innovation Platforms • Core Business Innovation Advanced Materials Innovation Revenue and Vitality Index $191 2012 TTM NEXAR / Oilfield Paving and Roofing Adv Matl ASC Cariflex Roll to Base 2017 Goal US $MM 13% 25% Vitality Index New Markets • NEXAR TM • Oil field services • New IR and IR Latex offerings Cariflex Vitality Index Roadmap 11 8

11 9 Deliver on Growth Initiatives • Accelerate “Portfolio Shift” • HSBC, Cariflex TM , NEXAR TM , Oilfield applications • New Asia HSBC plant • Double Vitality Index • Mid - term financial goals • Adjusted EBITDA (1) growth of 10%+ CAGR • Adjusted EBITDA (1) margin “mid - to - high teens” (1) Adjusted EBITDA is EBITDA excluding non - cash compensation expenses.

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